SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)         September 4, 2003

                   AMERICA'S SENIOR FINANCIAL SERVICES, INC.
           (Exact name of registrant as specified in its charter)

 Florida                                   0-25803      65-0181535
(State or other jurisdiction             (Commission    (IRS Employer
 of incorporation)                         File No.)    identification No.)

10800 Biscayne Blvd., Suite 500, Miami, FL 33161

Registrant's telephone number, including area code     (305) 751-3232

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit 99.	Press Release dated September 4, 2003 announcing Nelson Locke's interview on  Wall Street Reporter Network.

Item 9.  Regulation FD Disclosure.

America's Senior Financial Services, Inc announced today that its CEO Mr. Nelson Locke was interviewed yesterday, September 3, 2003, by the Wall Street Reporter.com. The interview is available at http://www.wallstreetreporter.com/profiles/AmericaaSenior.html. During the interview, Mr. Locke discussed current results and future plans. He described the Company's four diversified business platforms, and explained how the business model should reduce the risks associated with a rising Interest Rate environment.

                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      AMERICA'S SENIOR FINANCIAL SERVICES, INC.


By:                /s/Nelson A. Locke

September 4, 2003     Nelson A. Locke
                      Chairman


Exhibit 99.	Press Release dated September 4, 2003 announcing Nelson Locke's interview on  Wall Street Reporter Network.

AMSE CEO Discusses Current Results and Future Plans
Thursday September 4, 9:01 am ET
Interview Available at WallStreetReporter.com
JUPITER, Fla.--(BUSINESS WIRE)--Sept. 4, 2003--America's Senior Financial Services, Inc (OTCBB:AMSE - News) announced today that its CEO Mr. Nelson Locke was interviewed yesterday by the Wall Street Reporter.com. The Interview is available at http://www.wallstreetreporter.com/profiles/AmericaaSenior.html.
During the Interview, Mr. Locke discussed current results and future plans. He described the Company's four diversified business platforms, and explained how the business model should reduce the risks associated with a rising Interest Rate environment. The Interview should be heard in conjunction with a review of the Company's recent SEC filings and press releases available at http://www.americassenior.com.
Caution Concerning Forward-Looking Statements:
The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements. This news release directs you to a web-cast interview that contains forward-looking statements regarding planned funding and acquisitions, and moving AMSE to the American Stock Exchange. Actual results could differ from these forward-looking statements. Factors that might cause the results to change include the possibility of lower revenues for the balance of the fiscal year, greater than anticipated operating costs, issuance of additional shares, the outcome of litigation, the decline of availability of mortgages at reasonable rates, changes in AMSE's ability to satisfy certain AMEX listing requirements, or a downturn in general economic conditions. This information speaks only as of the date made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made. To contact Investor Relations, email the Company at info@americassenior.com. The Company's web addresses are http://www.americassenior.com, http://www.synergy-mortgage.com and http://www.jupiter-mortgage.com.

Contact:
     America's Senior Financial Services, Inc., Miami
     Nelson Locke, 305/751-3232 x2266 or Fax 305/762-5548
     info@americassenior.com
     http://www.americassenior.com

Source: America's Senior Financial Services, Inc.